                                                                    Exhibit 99

         Media:                   or             Investor:
         Bruce Spitzer                           Michael W. Vasily
         Vice President                          Executive Vice President
         Public Relations                        and Chief Financial Officer
         (617) 788-7812                          (617) 482-1040

                                                        FOR IMMEDIATE RELEASE

                   BAYBANKS ANNOUNCES FIRST QUARTER EARNINGS

         BOSTON, Apr. 18, 1996 -- BayBanks, Inc. (Nasdaq: BBNK) today reported net income for the first quarter of 1996 of $38.4 million, or $1.92 per share, compared with $30.5 million, or $1.58 per share, in the first quarter of 1995, an increase of 22 percent on a per share basis. Reflected in the Company's earnings for the first quarter of 1996 are the results of operations of BayBank FSB and BayBank NH, the two New Hampshire banks that became subsidiaries of the Company during the second half of 1995. Earnings for the first quarter of 1996 included the effect of a favorable court decision on a Company tax refund claim, resulting in an after-tax benefit of $2.5 million, or $.13 per share.

         Operating income for the quarter, before net securities gains and the provisions for loan losses and OREO reserves and on a fully taxable basis, was $71.3 million, up 18 percent from the $60.6 million reported in 1995. Included in operating income was $2.6 million of interest related to the tax claim noted above. Residential real estate lending was the primary source of new loan volume during the first quarter of 1996. Commercial real estate, international, indirect auto, and student loans also grew during the quarter while general commercial lending, home equity credit, and credit card loans experienced declines.

                                     -more-

BayBanks, Inc. Earnings Announcement
Page Two


         The Company's net interest margin for the first quarter was 5.14 percent,up from the previous quarter's 5.07 percent. This improvement was aided by the maturity of lower-yielding securities which were not reinvested, but used instead to reduce the level of borrowed funds.

         Operating expenses increased 6% from the first quarter of 1995 reflecting the addition of the two New Hampshire banks mentioned above and higher marketing costs related to the promotion of new products and services. These costs were partially offset by a reduction in Federal Deposit Insurance premiums and lower provisions for certain compensation programs.

         Credit costs were $6.5 million in the first quarter of 1996 compared with $5.4 million in the fourth quarter of 1995 and $7.5 million in the first quarter of 1995.

         At Mar. 31, 1996, nonperforming assets were $87 million, compared with $83 million at Dec. 31, 1995 and $112 million at Mar. 31, 1995. Reserves for loan losses at $152 million were 215 percent of nonperforming loans.

         BayBanks' preliminary consolidated risk-based capital ratios were
12.04 percent for core capital and 13.30 percent for total capital at Mar. 31, 1996. The Company's preliminary leverage ratio was 7.96 percent as of the same date. All capital ratios have increased since year- end 1995.

         As previously announced, on Dec. 12, 1995, BayBanks, Inc. and Bank of Boston Corporation entered into an agreement and plan of merger. The merger is subject to approval by the shareholders of both companies at meetings scheduled for April 25, 1996 and by bank regulators and is expected to be completed around mid-year.

                                     -more-

BayBanks, Inc. Earnings Announcement
Page Three


         BayBanks, Inc., headquartered in Boston, is one of New England's largest bank holding companies with total assets of $11.6 billion at Mar. 31, 1996. BayBanks provides a full range of commercial products and lending services, as well as an extensive consumer banking network that includes 238 full service offices and 456 remote banking facilities serving 174 cities and towns in Massachusetts, 14 in New Hampshire, and two in Connecticut.





                                     -more-

BayBanks, Inc. Earnings Announcement
Page Four

BAYBANKS, INC.
FINANCIAL INFORMATION
(Dollars in thousands, except share amounts)

                                                                 Quarter Ended
                                                    ----------------------------------------
                                                     March 31     December 31      March 31
                                                       1996          1995            1995
                                                    -----------    -----------    -----------
PER SHARE INFORMATION

Net income per share                                $      1.92    $      1.90    $      1.58

Dividends paid per share                            $      0.60    $      0.60    $      0.50

Average shares outstanding                           19,978,541     19,933,899     19,261,941



CONDENSED SUMMARY OF OPERATIONS
(Tax equivalent basis)

Net interest income                                 $   135,151    $   134,459    $   125,749

Noninterest income                                       59,170         54,714         51,441
                                                    -----------    -----------    -----------
Total income from operations                            194,321        189,173        177,190

Operating expenses                                      123,017        117,288        116,552
                                                    -----------    -----------    -----------
Operating income before provisions for loan losses
  and other real estate owned reserve, and net
  securities gains (losses)                              71,304         71,885         60,638
                                                    -----------    -----------    -----------

Provision for loan losses                                 6,900          6,000          6,500

Provision for other real estate owned reserve, net         (398)          (592)         1,000
                                                    -----------    -----------    -----------
Credit provisions                                         6,502          5,408          7,500

Net securities gains (losses)                                 5             (3)             1
                                                    -----------    -----------    -----------
Pre-tax income                                           64,807         66,474         53,139

Income taxes and tax equivalent adjustment               26,428         28,652         22,664
                                                    -----------    -----------    -----------
Net income                                          $    38,379    $    37,822    $    30,475
                                                    ===========    ===========    ===========



FINANCIAL RATIOS

Return on average stockholders' equity(1)                  16.0%          16.3%          15.5%

Return on average assets(1)                                1.33           1.29           1.15

Net interest margin                                        5.14           5.07           5.16


(1) Includes average unrealized gains on securities available for sale, net of tax.

CAPITAL RATIOS
Risk-based capital ratios (March 31, 1996 preliminary)
          Core                                            12.04%         11.41%         11.81%
          Total                                           13.30          12.80          13.36
Leverage capital ratio                                     7.96           7.66           7.55

                                    - more -

BayBanks, Inc. Earnings Announcement
Page Five

BAYBANKS, INC.
FINANCIAL INFORMATION
(Dollars in thousands, except per share amounts)

                                                  March 31    December 31     March 31
BALANCE SHEET INFORMATION                           1996          1995          1995
                                                -----------   -----------  ------------
Condensed Period-End Balance Sheet
- ----------------------------------
Securities portfolios                           $ 2,502,703   $ 3,015,444   $ 3,112,617
Loans
   Commercial                                     1,570,836     1,604,031     1,580,403
   Commercial real estate                         1,202,729     1,167,043       977,986
   Residential mortgage                           2,163,366     2,053,635     1,376,372
   Instalment                                     2,932,918     2,946,384     2,839,733
                                                -----------   -----------   -----------
Total loans, gross                                7,869,849     7,771,093     6,774,494
   Less allowance for loan losses                   151,680       153,688       146,348
                                                -----------   -----------   -----------
Net loans                                         7,718,169     7,617,405     6,628,146
Total earning assets                             10,372,552    10,786,537     9,887,111
All other assets                                  1,372,307     1,430,652     1,102,995
                                                -----------   -----------   -----------
   Total assets                                 $11,593,179   $12,063,501   $10,843,758
                                                ===========   ===========   ===========
Deposits
   Noninterest-bearing                          $ 2,209,027   $ 2,383,823   $ 2,100,424
   Interest-bearing                               7,892,369     7,833,584     6,843,531
                                                -----------   -----------   -----------
Total deposits                                   10,101,396    10,217,407     8,943,955
Borrowings                                          430,499       783,790     1,013,029
Other liabilities                                    85,532       111,120        73,104
Total stockholders' equity                          975,752       951,184       813,670
                                                -----------   -----------   -----------
   Total liabilities and stockholders' equity   $11,593,179   $12,063,501   $10,843,758
                                                ===========   ===========   ===========
Book value per share                            $     49.46   $     48.43   $     42.81
Tangible book value per share                         46.69         45.64         42.59


                                              First Quarter  Fourth Quarter First Quarter
                                                    1996          1995          1995
Condensed Average Balance Sheet                -------------  ------------  -----------
- ------------------------------
Securities portfolios(1)                        $ 2,756,300   $ 2,997,150   $ 3,123,247
Loans
   Commercial                                     1,546,064     1,587,409     1,533,471
   Commercial real estate                         1,191,466     1,084,655       979,525
   Residential mortgage                           2,096,957     1,990,957     1,356,933
   Instalment                                     2,940,667     2,895,323     2,840,258
                                                -----------   -----------   -----------
Total loans, gross                                7,775,154     7,558,344     6,710,187
Total earning assets                             10,531,454    10,555,494     9,833,434
All other assets, net                             1,050,223     1,037,719       920,803
                                                -----------   -----------   -----------
   Total assets                                 $11,581,677   $11,593,213   $10,754,237
                                                ===========   ===========   ===========
Deposits
   Noninterest-bearing                          $ 2,122,303   $ 2,133,765   $ 1,997,837
   Interest-bearing                               7,748,904     7,556,622     6,709,968
                                                -----------   -----------   -----------
Total deposits                                    9,871,207     9,690,387     8,707,805
Borrowings                                          659,665       871,535     1,165,384
Other liabilities                                   103,447       115,222        81,427
Total stockholders' equity(1)                       947,358       916,069       799,621
                                                -----------   -----------   -----------
   Total liabilities and stockholders' equity   $11,581,677   $11,593,213   $10,754,237
                                                ===========   ===========   ===========


(1) Average balances exclude the impact of average unrealized gains on securities available for sale, net of tax.


                                     - more -

BayBanks, Inc. Earnings Announcement
Page Six

BAYBANKS, INC.
FINANCIAL INFORMATION
(Dollars in thousands)


                                            March 31    December 31   March 31
CREDIT QUALITY INFORMATION                    1996         1995         1995
                                            --------    -----------   --------
Allowance for loan losses                   $151,680     $153,688     $146,348
                                            ========     ========     ========
Net charge-offs for the quarter             $  8,908     $  8,185     $  6,987
                                            ========     ========     ========
Nonperforming loans
  Nonaccrual loans                          $ 61,529     $ 63,830     $ 75,512
  Restructured, accruing loans(1)              9,009            -            -
                                            --------     --------     --------
                                              70,538       63,830       75,512

Other real estate owned (OREO)
  In-substance foreclosures                    4,864        5,272       11,617
  Foreclosed property                         21,219       23,688       41,418
                                            --------     --------     --------
                                              26,083       28,960       53,035
Less OREO reserve                              9,280       10,164       16,542
                                            --------     --------     --------
OREO, net of reserve                          16,803       18,796       36,493
                                            --------     --------     --------
Total nonperforming assets                  $ 87,341     $ 82,626     $112,005
                                            ========     ========     ========
Restructured, accruing loans(2)             $  2,332     $  5,949     $  6,765
                                            ========     ========     ========
Accruing loans 90 days or more past due     $ 38,009     $ 40,472     $ 30,427
                                            ========     ========     ========
Total nonperforming loans; restructured,
  accruing loans; and accruing loans 90
  days or more past due                     $110,879     $110,251     $112,704
                                            ========     ========     ========

Allowance for loan losses as a percentage
  of nonperforming loans                         215%         241%        194%

Allowance for loan losses as a percentage
  of nonperforming loans; restructured,
  accruing loans; and accruing loans
  90 days or more past due                       137          139          130

Nonperforming assets as a percentage of
  total assets                                   0.8          0.7          1.0

(1) In accordance with Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," included in nonperforming loans at March 31, 1996 are loans totaling $9.0 million which were restructured during the first quarter of 1996. These loans, which are on accrual status, bear market rates of interest and are performing under the restructured terms. Of the $9.0 million, $4.5 million previously had been reported as nonaccrual and $2.9 million previously had been reported as pre-SFAS 114 restructured, accruing loans.

(2) Restructured, accruing loans entered into prior to the adoption of SFAS No. 114 are not reported as nonperforming loans.


                                     ###

CONSOLIDATED BALANCE SHEET                                      BAYBANKS, INC.
- ------------------------------------------------------------------------------
(In thousands, except share amounts)

                                                                                  March 31     December 31    March 31
                                                                                    1996          1995          1995
                                                                               ------------   -----------   -----------
ASSETS
Cash and due from banks                                                        $   872,677   $   922,031   $   658,022
Trading account securities                                                          36,340        50,755        18,368
Securities portfolios (1)
  Interest-bearing deposits and other short-term investments                       210,875       361,164       196,831
  Securities available for sale - amortized cost $2,187,804 at March 31, 1996,
    $2,518,199 at December 31, 1995, and $221,299 at March 31, 1995              2,202,876     2,549,127       222,015
  Investment securities - market value $52,612 at March 31, 1996, $54,398 at
    December 31, 1995, and $2,644,529 at March 31, 1995                             52,612        54,398     2,675,403
                                                                               -----------   -----------   -----------
                                                                                 2,466,363     2,964,689     3,094,249
Loans, net of unearned income and fees
  Commercial                                                                     1,570,836     1,604,031     1,580,403
  Commercial real estate                                                         1,202,729     1,167,043       977,986
  Residential mortgage                                                           2,163,366     2,053,635     1,376,372
  Instalment                                                                     2,932,918     2,946,384     2,839,733
                                                                               -----------   -----------   -----------
                                                                                 7,869,849     7,771,093     6,774,494
  Less allowance for loan losses                                                   151,680       153,688       146,348
                                                                               -----------   -----------   -----------
                                                                                 7,718,169     7,617,405     6,628,146
Premises and equipment, net                                                        213,151       215,714       193,785
Goodwill and other intangibles                                                      54,624        54,869         4,282
Other assets                                                                       231,855       238,038       246,906
                                                                               -----------   -----------   -----------
         Total assets                                                          $11,593,179   $12,063,501   $10,843,758
                                                                               ===========   ===========   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
    Demand                                                                     $ 2,209,027   $ 2,383,823   $ 2,100,424
    NOW accounts                                                                 1,599,149     1,657,825     1,407,048
    Savings                                                                      1,539,254     1,498,596     1,460,247
    Money market deposit accounts                                                2,663,653     2,599,295     2,493,856
    Consumer time                                                                1,899,501     1,862,611     1,299,848
    Time - $100,000 or more                                                        190,812       215,257       182,532
                                                                               -----------   -----------   -----------
                                                                                10,101,396    10,217,407     8,943,955
Federal funds purchased and other short-term borrowings                            415,628       718,941       961,883
Accrued expenses and other accounts payable                                         82,591       104,831        66,815
Long-term debt                                                                      14,871        64,849        51,146
Guarantee of ESOP indebtedness                                                       2,941         6,289         6,289
Stockholders' equity:
    Common stock, par value $2.00 per share
         Shares authorized - 50,000,000
         Shares issued - 19,729,361 at March 31, 1996, 19,642,774 at
            December 31, 1995, and 19,006,032 at March 31, 1995                     39,459        39,286        38,012
    Surplus                                                                        364,464       360,969       315,660
    Retained earnings                                                              566,268       539,711       465,867
    Net unrealized gain on securities available for sale, net of tax                 8,663        17,678           420
    Treasury stock at cost - 1,525 shares at March 31, 1996, and
        1,841 shares at December 31, 1995                                             (161)         (171)            -
    Guarantee of ESOP indebtedness                                                  (2,941)       (6,289)       (6,289)
                                                                               -----------   -----------   -----------
           Total stockholders' equity                                              975,752       951,184       813,670
                                                                               -----------   -----------   -----------
           Total liabilities and stockholders' equity                          $11,593,179   $12,063,501   $10,843,758
                                                                               ===========   ===========   ===========


(1) During the fourth quarter of 1995, the Financial Accounting Standards Board allowed a one-time reassessment of the classification of securities, and the Company reclassified $2.0 billion from investment securities to securities available for sale.

CONSOLIDATED STATEMENT OF INCOME                           BAYBANKS, INC.
- -------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                              First Quarter
                                                             Ended March 31
                                                         ---------------------
                                                           1996         1995
                                                         --------     --------
Income on interest-bearing deposits and other
  short-term investments                                 $  3,560     $  2,863
Interest on securities available for sale
  and investment securities                                34,094       37,932
Interest and fees on loans                                167,778      148,589
                                                         --------     --------
Total income on earning assets                            205,432      189,384
Interest expense on deposits and borrowings
  Deposits                                                 64,532       49,327
  Short-term borrowings                                     8,081       16,272
  Long-term debt                                              922          831
                                                         --------     --------
Total interest expense                                     73,535       66,430
                                                         --------     --------
Net interest income                                       131,897      122,954
Provision for loan losses                                   6,900        6,500
                                                         --------     --------
Net interest income after provision for loan losses       124,997      116,454
Noninterest income
   Service charges and fees on deposit accounts            27,692       26,643
   Other noninterest income                                31,478       24,798
                                                         --------     --------
Total noninterest income                                   59,170       51,441
Net securities gains (losses)                                   5            1
Operating expenses
  Salaries and benefits                                    63,587       60,318
  Occupancy and equipment                                  24,729       22,598
  Other operating expenses                                 34,701       33,636
                                                         --------     --------
Total operating expenses                                  123,017      116,552
Provision for OREO reserve, net                              (398)       1,000
                                                         --------     --------
Total operating expenses after OREO provision             122,619      117,552
                                                         --------     --------
Income before taxes                                        61,553       50,344
Provision for income taxes                                 23,174       19,869
                                                         --------     --------
NET INCOME                                               $ 38,379     $ 30,475
                                                         ========     ========

EARNINGS PER SHARE                                       $   1.92     $   1.58

AVERAGE BALANCES AND CAPITAL RATIOS(1)                          BAYBANKS, INC.
- ------------------------------------------------------------------------------
(Dollars in millions)

                                               1996                    1995
                                              -------    ------------------------------------
                                               First     Fourth     Third    Second     First
                                              Quarter    Quarter   Quarter   Quarter   Quarter
                                              -------    -------   -------   -------   ------
ASSETS
Interest-bearing deposits and
  other short-term investments                $   271    $   432   $   366   $   215   $   205
Securities available for sale (2)               2,432      1,147       337       225       231
Investment securities (2)                          53      1,418     2,303     2,574     2,687
Loans (3)
  Commercial                                    1,546      1,587     1,609     1,615     1,533
  Commercial real estate                        1,191      1,085     1,090       981       980
  Residential mortgage                          2,097      1,991     1,831     1,415     1,357
  Instalment                                    2,941      2,895     2,846     2,820     2,840
                                              -------    -------   -------   -------   -------
                                                7,775      7,558     7,376     6,831     6,710
  Less allowance for loan losses                  155        155       157       146       151
                                              -------    -------   -------   -------   -------
                                                7,620      7,403     7,219     6,685     6,559
                                              -------    -------   -------   -------   -------
  Total earning assets                         10,531     10,555    10,382     9,845     9,833
Cash and due from banks                           705        711       690       667       632
Other assets                                      501        482       495       442       440
                                              -------    -------   -------   -------   -------
  Total assets                                $11,582    $11,593   $11,410   $10,808   $10,754
                                              =======    =======   =======   =======   =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Demand                                      $ 2,122    $ 2,134   $ 2,090   $ 2,013   $ 1,998
  NOW accounts                                  1,538      1,472     1,439     1,377     1,383
  Savings                                       1,504      1,484     1,479     1,431     1,451
  Money market deposit accounts                 2,611      2,545     2,539     2,468     2,512
  Consumer time                                 1,887      1,838     1,789     1,401     1,189
  Time - $100,000 or more                         209        217       216       210       175
                                              -------    -------   -------   -------   -------
                                                9,871      9,690     9,552     8,900     8,708
Federal funds purchased and
  other short-term borrowings                     598        807       799       947     1,114
Long-term debt                                     62         65        65        51        51
                                              -------    -------   -------   -------   -------
  Total deposits and borrowings                10,531     10,562    10,416     9,898     9,873
Other liabilities (4)                             104        115       103        86        81
Stockholders' equity                              947        916       891       824       800
                                              -------    -------   -------   -------   -------
  Total liabilities and
     stockholders' equity                     $11,582    $11,593   $11,410   $10,808   $10,754
                                              =======    =======   =======   =======   =======

CAPITAL RATIOS
Risk-Based
   Core (Min regulatory standard - 4.00%)       12.04%     11.41%    11.57%    11.99%    11.81%
   Total (Min regulatory standard - 8.00%)      13.30      12.80     13.10     13.53     13.36
Leverage                                         7.96       7.66      7.59      7.75      7.55


(1) Average balances exclude the impact of average unrealized gains on securities available for sale, net of tax.
(2) During the fourth quarter of 1995, the Financial Accounting Standards Board allowed a one-time reassessment of the classification of securities, and the Company reclassified $2.0 billion from investment securities to securities available for sale.
(3) Nonperforming loans are included in the average balances.
(4) Includes guarantee of ESOP indebtedness.

SUMMARY OF OPERATIONS                                              BAYBANKS, INC
- --------------------------------------------------------------------------------
(Dollars in thousands on a tax equivalent basis, except per share amounts)

                                                    1996                           1995
                                                  --------     -----------------------------------------------
                                                    First       Fourth        Third       Second        First
                                                   Quarter      Quarter      Quarter      Quarter      Quarter
                                                  --------     --------     --------     --------     --------
INCOME ON EARNING ASSETS                          $208,686     $212,404     $209,826     $197,045     $192,179
Interest expense on deposits and borrowings         73,535       77,945       76,738       70,885       66,430
                                                  --------     --------     --------     --------     --------
Net interest income                                135,151      134,459      133,088      126,160      125,749
Noninterest income                                  59,170       54,714       57,344       55,752       51,441
                                                  --------     --------     --------     --------     --------
Total income from operations                       194,321      189,173      190,432      181,912      177,190
Operating expenses                                 123,017      117,288      125,109      119,926      116,552
                                                  --------     --------     --------     --------     --------
OPERATING INCOME BEFORE NET SECURITIES
  GAINS (LOSSES) AND PROVISIONS FOR LOAN LOSSES
  AND OREO RESERVE                                  71,304       71,885       65,323       61,986       60,638
                                                  --------     --------     --------     --------     --------
Net securities gains (losses)                            5           (3)          42            -            1
                                                  --------     --------     --------     --------     --------
Provision for loan losses                            6,900        6,000        6,000        6,500        6,500
Provision for OREO reserve, net                       (398)        (592)        (229)           -        1,000
                                                  --------     --------     --------     --------     --------
Credit provisions                                    6,502        5,408        5,771        6,500        7,500
                                                  --------     --------     --------     --------     --------
Pre-tax income                                      64,807       66,474       59,594       55,486       53,139
Less tax equivalent
  adjustment included above                          3,254        3,395        2,891        2,943        2,795
                                                  --------     --------     --------     --------     --------
Income before taxes                                 61,553       63,079       56,703       52,543       50,344
Provision for income taxes                          23,174       25,257       21,984       18,185       19,869
                                                  --------     --------     --------     --------     --------
NET INCOME                                        $ 38,379     $ 37,822     $ 34,719     $ 34,358     $ 30,475
                                                  ========     ========     ========     ========     ========

EARNINGS PER SHARE                                $   1.92     $   1.90     $   1.74     $   1.78     $   1.58

DIVIDENDS PAID PER SHARE                          $   0.60     $   0.60     $   0.60     $   0.50     $   0.50


FINANCIAL RATIOS
Return on average equity                              16.0%        16.3%        15.5%        16.7%        15.5%
Return on average assets                              1.33         1.29         1.21         1.28         1.15


COMMON STOCK DATA
Period-end book value per share                   $  49.46     $  48.43     $  46.18     $  44.09     $  42.81
Tangible book value per share                        46.69        45.64        43.74        43.84        42.59
Dividend payout ratio                                 31.3%        31.6%        34.5%        28.1%        31.6%
Range of BayBanks, Inc. last sale price
   High                                           $ 108.00     $  98.25     $  83.75     $  79.50     $  64.50
   Low                                               88.75        75.88        74.75        60.50        52.00
   Close                                            107.50        98.25        75.88        79.25        64.50

AVERAGE YIELDS, RATES PAID, AND NET INTEREST MARGIN(1)           BAYBANKS, INC.
- -------------------------------------------------------------------------------

                                      1996                         1995
                                     -------      ----------------------------------------
                                      First       Fourth      Third     Second      First
                                     Quarter      Quarter    Quarter    Quarter    Quarter
                                     -------      ------     ------     ------     -------
Interest-bearing deposits and
  other short-term investments         5.40%        5.74%      5.78%      6.04%      5.84%

Securities available for sale(2)       5.90         5.89       6.24       6.64       6.80

Investment securities                  9.38         5.94       5.81       5.72       5.51

Loans                                  8.67         8.83       8.92       8.99       8.94
  Commercial                           8.36         8.59       8.68       8.85       8.92
  Commercial real estate               8.92         9.26       9.26       9.31       8.98
  Residential mortgage                 7.64         7.62       7.70       7.69       7.62
  Instalment                           9.44         9.62       9.70       9.61       9.57

Total earning assets                   7.94%        7.99%      8.03%      8.01%      7.89%

Interest-bearing funds                 3.51%        3.66%      3.65%      3.60%      3.41%
  NOW accounts                         1.21         1.32       1.37       1.36       1.37
  Savings                              2.26         2.33       2.30       2.29       2.25
  Money market deposit accounts        3.44         3.47       3.44       3.37       3.22
  Consumer time                        5.63         5.67       5.61       5.46       4.83
  Time - $100,000 or more              5.29         5.58       5.65       5.84       5.78
  Short-term borrowings                5.35         5.68       5.77       5.99       5.84
  Long-term debt                       5.93         6.01       6.22       6.35       6.50

Interest expense as a percentage of
  average earning assets               2.80%        2.92%      2.93%      2.88%      2.73%

Net interest margin                    5.14%        5.07%      5.10%      5.13%      5.16%

(1)  Tax equivalent basis.
(2)  Yields based on average amortized cost.

CREDIT QUALITY INFORMATION                    BAYBANKS, INC.
- -------------------------------------------------------------------------------

SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)                           1996                             1995
                                                -------      ------------------------------------------------
                                                 First       Fourth        Third       Second        First
                                                Quarter      Quarter      Quarter      Quarter    Quarter(3)
                                                -------      -------      -------      -------    -----------
Allowance for loan losses:
Balance at beginning of period                  $153,688     $153,808     $146,345     $146,348     $146,835
   Allowance acquired through acquisitions             -        2,065        8,240            -            -
   Loans charged off
    Commercial                                     4,029        1,448        2,102        2,193          961
    Commercial real estate                           209        1,601        1,213        5,294        1,713
    Residential mortgage                           1,472        1,619        2,173        2,442        1,387
    Instalment                                     8,616        7,398        6,976        6,312        7,187
                                                --------     --------     --------     --------     --------
    Total loans charged off                       14,326       12,066       12,464       16,241       11,248
                                                --------     --------     --------     --------     --------
   Recoveries
    Commercial                                     1,422        1,037        1,608        3,566        1,013
    Commercial real estate                         1,309          680        1,551        3,081        1,296
    Residential mortgage                             807          622          678          951          440
    Instalment                                     1,880        1,542        1,850        2,140        1,512
                                                --------     --------     --------     --------     --------
    Total recoveries                               5,418        3,881        5,687        9,738        4,261
                                                --------     --------     --------     --------     --------
    Net loans charged off                          8,908        8,185        6,777        6,503        6,987
   Provision for loan losses                       6,900        6,000        6,000        6,500        6,500
                                                --------     --------     --------     --------     --------
Balance at end of period                        $151,680     $153,688     $153,808     $146,345     $146,348
                                                ========     ========     ========     ========     ========
Annualized quarterly net charge-offs as a
   percentage of average loans for the quarter       0.5%         0.4%         0.4%         0.4%         0.4%
Allowance for loan losses as a percentage of
   period-end loans                                  1.9          2.0          2.1          2.1          2.2
Allowance for loan losses as a percentage of
   nonperforming loans                               215          241          264          201          194
Allowance for loan losses as a percentage of
   nonperforming loans;  restructured,
   accruing loans; and accruing loans 90 days
   or more past due                                  137          139          159          133          130


NONPERFORMING ASSETS;  RESTRUCTURED,
ACCRUING LOANS; AND ACCRUING LOANS
90 DAYS OR MORE PAST DUE
AT PERIOD-END
(Dollars in thousands)
                                                 1996                             1995
                                               --------    ------------------------------------------------
                                               March 31    December 31  September 30   June 30     March 31
                                               --------    -----------  ------------   -------     --------
Nonperforming loans
   Nonaccrual loans                              $61,529      $63,830      $58,174      $72,968     $ 75,512
   Restructured, accruing loans (1)                9,009            -            -            -            -
                                                 -------      -------      -------      -------     --------
                                                  70,538       63,830       58,174       72,968       75,512

Other real estate owned
   In-substance foreclosures                       4,864        5,272        5,272        6,561       11,617
   Foreclosed property                            21,219       23,688       24,883       33,142       41,418
                                                 -------      -------      -------      -------     --------
                                                  26,083       28,960       30,155       39,703       53,035
   Less OREO reserve                               9,280       10,164       11,452       15,857       16,542
                                                 -------      -------      -------      -------     --------
   OREO, net of reserve                           16,803       18,796       18,703       23,846       36,493
                                                 -------      -------      -------      -------     --------
Total nonperforming assets                       $87,341      $82,626      $76,877      $96,814     $112,005
                                                 =======      =======      =======      =======     ========
Restructured, accruing loans(2)                  $ 2,332      $ 5,949      $ 3,609      $ 3,619     $  6,765
                                                 =======      =======      =======      =======     ========
Accruing loans 90 days or more past due          $38,009      $40,472      $34,849      $33,651     $ 30,427
                                                 =======      =======      =======      =======     ========
Nonperforming assets as a percentage of
   loans and OREO                                    1.1%         1.1%         1.0%         1.4%         1.6%

Nonperforming assets as a percentage of
   total assets                                      0.8          0.7          0.7          0.9          1.0

(1) In accordance with SFAS No. 114, included in nonperforming loans at March 31, 1996 are loans totaling $9.0 million which were restructured during the first quarter of 1996. These loans, which are on accrual status, bear market rates of interest and are performing under the restructured terms. Of the $9.0 million, $4.5 million previously had been reported as nonaccrual and $2.9 million previously had been reported as pre-SFAS 114 restructured, accruing loans.

(2) Restructured, accruing loans entered into prior to the adoption of SFAS No. 114 are not reported as nonperforming loans.

(3) As a result of the adoption of SFAS No. 114 on January 1, 1995, $33.2 million of in-substance foreclosures (ISF) and related reserves of $8.7 million were reclassified to loans and the allowance for loan losses, respectively. Charge-offs of $8.7 million were subsequently recorded during the first quarter of 1995. The reclassification of ISF reserves and subsequent charge-offs had no effect on the allowance for loan losses and are not reflected in the Summary of Loan Loss Experience table above.